Critical accounting estimates and judgments	12 Months Ended
Dec. 31, 2017
Disclosure Of Changes In Accounting Policies, Accounting Estimates And Errors [Abstract]
Critical accounting estimates and judgments
Critical accounting estimates and judgments

Critical accounting policies are those that are most important to the portrayal of the Group’s financial condition, results of operations and cash flows, and require management to make difficult, subjective or complex judgments and estimates about matters that are inherently uncertain. Management bases its estimates on historical experience and other assumptions that it believes are reasonable. The Group’s critical accounting policies are discussed below.

Actual results could differ from estimates used in employing the critical accounting policies and these could have a material impact on the Group’s results of operations. The Group also has other policies that are considered key accounting policies, such as the policy for revenue recognition. However, these other policies, which are discussed in the notes to the Group’s financial statements, do not meet the definition of critical accounting estimates, because they do not generally require estimates to be made or judgments that are difficult or subjective.

(a)Impairment testing

At the date of each statement of financial position, the Group reviews the carrying amounts of its property, plant and equipment and finite lived intangible assets to determine whether there is any indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent, if any, of the impairment loss. Where the asset does not generate cash flows that are independent from other assets, the Group estimates the recoverable amount of the cash-generating unit to which the asset belongs. The Group’s property, plant and equipment items generally do not generate independent cash flows.

Goodwill is tested for impairment annually or more frequently if events or changes in circumstances indicate that the carrying amount may be impaired. The impairment review requires management to undertake certain judgments, including estimating the recoverable value of the CGU to which the goodwill relates, based on either fair value less costs-to-sell or the value-in-use, as appropriate, in order to reach a conclusion on whether it deems the goodwill is impaired or not.

For purposes of the impairment testing, each CGU represents the smallest identifiable group of assets that generate cash inflows that are largely independent of the cash inflows from other assets or group of assets.

Farmlands may be used for different activities that may generate independent cash flows. When farmlands are used for single activities (i.e. crops), these are considered as one CGU. When farmland businesses are used for more than one segment activity (i.e. crops and cattle or rental income), the farmland is further subdivided into two or more CGUs, as appropriate, for purposes of impairment testing. Generally, each separate farmland within Argentina and Uruguay are treated as single CGUs, while in Brazil, management identified a farmland together with its related mill as separate CGUs.

Based on these criteria, management identified a total amount of 39 CGUs as of September 30, 2017 and 39 CGUs as of September 30, 2016.

As of September 30, 2017 and 2016, there were no impairment indicators on the Company’s long lived assets. Therefore, the Group only tested those CGUs with allocated goodwill in Argentina, Brazil and Uruguay.

CGUs tested based on a fair-value-less-costs-to-sell model at September 30, 2017 and 2016:

As of September 30, 2017, the Group identified 11 CGUs in Argentina and Uruguay (2016: 11 CGUs) to be tested based on this model (all CGUs with allocated goodwill). Estimating the fair value less costs-to-sell is based on the best information available, and refers to the amount at which the CGU could be bought or sold in a current transaction between willing parties. In calculating the fair value less costs-to-sell, management may be assisted by the work of external advisors. When using this model, the Group applies the “sales comparison approach” as its method of valuing most properties. This method relies on results of sales of similar agricultural properties to estimate the value of the CGU. This approach is based on the theory that the fair value of a property is directly related to the selling prices of similar properties.

Fair values are determined by extensive analysis which includes current and potential soil productivity of the land (the ability to produce crops and maintain livestock) projected margins derived from soil use, rental value obtained for soil use, if applicable, and other factors such as climate and location. Farmland ratings are established by considering such factors as soil texture and quality, yields, topography, drainage and rain levels. Farmland may contain farm outbuildings. A farm outbuilding is any improvement or structure that is used for farming operations. Outbuildings are valued based on their size, age and design.

Based on the factors described above, each farm property is assigned different soil classifications for the purposes of establishing a value, Soil classifications quantify the factors that contribute to the agricultural capability of the soil. Soil classifications range from the most productive to the least productive.

The first step to establishing an assessment for a farm property is a sales investigation that identifies the valid farm sales in the area where the farm is located.

A price per hectare is assigned for each soil class within each farm property. This price per hectare is determined based on the quantitative and qualitative analysis mainly described above.

The results are then tested against actual sales, if any, and current market conditions to ensure the values produced are accurate, consistent and fair.

The following table shows only the 11 CGUs (2016: 11 CGUs) where goodwill was allocated at each period end and the corresponding amount of goodwill allocated to each one:

CGU / Operating segment / Country	September 30, 2017	September 30, 2016
La Carolina / Crops / Argentina	35	40
La Carolina / Cattle / Argentina	12	13
El Orden/ Crops / Argentina	53	60
El Orden/ Cattle / Argentina	4	5
La Guarida / Crops / Argentina	358	405
La Guarida / Cattle / Argentina	292	330
Los Guayacanes / Crops / Argentina	452	511
Doña Marina / Rice / Argentina	1,595	1,803
Huelen / Crops / Argentina	1,787	2,020
El Colorado / Crops / Argentina	787	890
El Colorado / Cattle / Argentina	115	130
Closing net book value of goodwill allocated to CGUs tested (Note 14)	5,490	6,207
Closing net book value of PPE items and other assets allocated to CGUs tested	34,668	36,901
Total assets allocated to CGUs tested	40,158	43,108

Based on the testing above, the Group determined that none of the CGUs, with allocated goodwill, were impaired at September 30, 2017 and 2016.

CGUs tested based on a value-in-use model at September 30, 2017 and 2016:

As of September 30, 2017, the Group identified 3 CGUs (2016: 3 CGUs) in Brazil to be tested base on this model (all CGUs with allocated goodwill). In performing the value-in-use calculation, the Group applied pre-tax rates to discount the future pre-tax cash flows. In each case, these key assumptions have been made by management reflecting past experience and are consistent with relevant external sources of information, such as appropriate market data. In calculating value-in-use, management may be assisted by the work of external advisors.

The key assumptions used by management in the value-in-use calculations which are considered to be most sensitive to the calculation are:

Key Assumptions	September 30, 2017	September 30, 2016
Financial projections	Covers 4 years for UMA	Covers 4 years for UMA
	Cover 7 years for AVI	Cover 7 years for AVI
Yield average growth rates	0-1%	0-1%
Future pricing increases	3% per annum	3% per annum
Future cost increases	1% per annum	3% per annum
Discount rates	7.6%	6.2%
Perpetuity growth rate	2.0%	2.0%

Discount rates are based on the risk-free rate for U. S. government bonds, adjusted for a risk premium to reflect the increased risk of investing in South America and Brazil in particular. The risk premium adjustment is assessed for factors specific to the respective CGUs and reflects the countries that the CGUs operate in.

The following table shows only the 3 CGUs where goodwill was allocated at each period end and the corresponding amount of goodwill allocated to each one:

CGU/ Operating segment	September 30, 2017	September 30, 2016
AVI / Sugar, Ethanol and Energy	5,012	4,892
UMA / Sugar, Ethanol and Energy	2,622	2,564
Closing net book value of goodwill allocated to CGUs tested (Note 14)	7,634	7,456
Closing net book value of PPE items and other assets allocated to CGUs tested	719,558	689,857
Total assets allocated to 3 CGUs tested	727,192	697,313

Based on the testing above, the Group determined that none of the CGUs, with allocated goodwill, were impaired at September 30, 2017 and 2016.

Management views these assumptions as conservative and does not believe that any reasonable change in the assumptions would cause the carrying value of these CGU’s to exceed the recoverable amount.

As of December 31, 2017, the Group determined that there is no indicators of impairment.

(b) Biological assets

The nature of the Group’s biological assets and the basis of determination of their fair value are explained under Note 33.11. The discounted cash flow model requires the input of highly subjective assumptions including observable and unobservable data. Generally the estimation of the fair value of biological assets is based on models or inputs that are not observable in the market and the use of unobservable inputs is significant to the overall valuation of the assets. Unobservable inputs are determined based on the best information available, for example by reference to historical information of past practices and results, statistical and agronomical information, and other analytical techniques. Key assumptions include future market prices, estimated yields at the point of harvest, estimated production cycle, future cash flows, future costs of harvesting and other costs, and estimated discount rate.

Market prices are generally determined by reference to observable data in the principal market for the agricultural produce. Harvesting costs and other costs are estimated based on historical and statistical data. Yields are estimated based on several factors including the location of the farmland and soil type, environmental conditions, infrastructure and other restrictions and growth at the time of measurement. Yields are subject to a high degree of uncertainty and may be affected by several factors out of the Group’s control including but not limited to extreme or unusual weather conditions, plagues and other crop diseases, among other factors.

The key assumptions discussed above are highly sensitive. Reasonable shifts in assumptions including but not limited to increases or decreases in prices, costs and discount factors used would result in a significant increase or decrease to the fair value of biological assets. In addition, cash flows are projected over a number of years and based on estimated production. Estimates of production in themselves are dependent on various assumptions, in addition to those described above, including but not limited to several factors such as location, environmental conditions and other restrictions. Changes in these estimates could materially impact on estimated production, and could therefore affect estimates of future cash flows used in the assessment of fair value (see Note 15).

(c) Fair value of derivatives and other financial instruments

Fair values of derivative financial instruments are computed with reference to quoted market prices on trade exchanges, when available. The fair values of commodity options are calculated using year-end market rates together with common option pricing models. The fair value of interest rate swaps has been calculated using a discounted cash flow analysis.

(d) Income taxes

The Group is subject to income taxes in numerous jurisdictions. Significant judgment is required in determining the worldwide provision for income taxes. There are many transactions and calculations for which the ultimate tax determination is uncertain. The Group recognizes liabilities for anticipated tax audit issues based on estimates of whether additional taxes will be due. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the current and deferred income tax assets and liabilities in the period in which such determination is made.

Deferred tax assets are reviewed each reporting date and reduced to the extent that it is no longer probable that sufficient taxable income will be available to allow all or part of the asset to be settled. Deferred tax assets and liabilities are not discounted. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment (see Note 10 for details).